BUSINESS	6 Months Ended
Jun. 30, 2011
Notes to Financial Statements
BUSINESS

1.     BUSINESS

We are a development-stage renewable energy company which plans to manufacture biomass-fuelled combined heat and power (CHP) stations that produce renewable and sustainable “green” energy products. Over the past 30 years, ecoTECH Energy Group, Inc. (“ecoTECH”) executives have developed and refined a “proprietary thermal gasification” technology to create clean-burning waste-to-energy cogeneration Power Stations. This combined heat and power (CHP) technology produces: (i) electricity, which can be channeled to utilities and end-users via the electrical infrastructure grid (the “Grid”); and (ii) heat which can be used to fuel a torrefied biomass briquette manufacturing facility, allowing for a “green-fuel” offering and related revenue stream. ecoTECH will specialize in the development and operation of CHP Power Stations and intends to build five CHP Power Stations in North American in the next five to seven years. In March 2011, the Company acquired land which it intends to utilize to build its first production plant if construction and equity capital is raised by management.

During April 2011, the Company established an operating division in Montana to engage in operations across the state to manufacture biomass energy and grow / distribute our horticulture products. We have hired three new members to ecoTECH’s management team to head-up the Montana division.

Also during April 2011, we entered into a Memorandum of Understanding (“MOU”) with Wayzata Investment Partners, LLC (“Wayzata”) to negotiate a purchase agreement with Thompson River Power, LLC (“TRP”) and its manager, Wayzata, for the acquisition of 100% of the equity interests in TRP. The Company has entered into a Due Diligence Phase related to this MOU, and hopes to solidify it into a binding agreement once completed.